UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

ENERGROUP HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-32873	87-0420774
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9, Xin Yi Street, Ganjingzi District
Dalian City, Liaoning Province, PRC 116039
______________________________________________________________________
(Address of Principal Executive Offices)

+86 411 867 166 96
______________________________________
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

MantylaMCREYNOLDS LLC (“McReynolds”) resigned as the independent auditor of Energroup Holdings Corporation (the “Registrant”) effective February 6, 2008. McReynolds served as the Registrant’s independent auditor for the Registrant’s fiscal years ended December 31, 1999 through December 31, 2006, and the interim periods during 2007. On December 31, 2007, the Registrant completed a reverse takeover transaction which resulted in a change of control of the Registrant, and acquisition by the Registrant of a food processing company based in the city of Dalian, China. Following this change, MantylaMCREYNOLDS LLC will no longer serve as the auditor of the Registrant.

McReynolds’ report on the Registrant’s financial statements for the two most recent fiscal years did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Registrant to continue as a going concern with respect to the Registrant in 2006, during which time the Registrant had “shell company” status under Rule 12b-2 of the Exchange Act.

During the Registrant’s two most recent fiscal years and the interim periods through February 6, 2008, there were no disagreements with McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McReynolds would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

Also on February 6, 2008, the Registrant engaged Samuel H. Wong & Co., LLP (“Wong & Co.”) as the Registrant’s outside independent accounting firm. This action has also been approved by the Registrant’s Board of Directors. During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Wong & Co., neither the Registrant nor anyone on the Registrant’s behalf consulted with Wong & Co., regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

The Registrant requested that McReynolds review the disclosure contained in this Form 8-K and asked McReynolds to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of McReynolds’ views, or the respects in which McReynolds does not agree with the statements contained herein. A copy of the above-described letter from McReynolds is filed hereto as an exhibit to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 7, 2008, Ms. Wendy Li resigned as a director of Energroup Holdings Corporation (the “Registrant”). The decision by Ms. Li to resign from her position was not the result of any material disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to SEC from MantylaMCREYNOLDS LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGROUP HOLDINGS CORPORATION
(Registrant)

Date: February 11, 2008	/s/ Shi Huashan
Shi Huashan, Chief Executive Officer